                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 29th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/ J. Carter Bacot                       Director
-----------------------------
    J. Carter Bacot

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 28th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   Purdy Crawford                      Director
-----------------------------
       Purdy Crawford

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 29th day of January 1997.


         Signature                        Title

/s/   Helen Galland                       Director
-----------------------------
       Helen Galland

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 31st day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   Philip H. Geier Jr.                 Director
-----------------------------
       Philip H. Geier Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 28th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   Jarobin Gilbert Jr.                 Director
-----------------------------
      Jarobin Gilbert Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 30th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   Margaret P. MacKimm                 Director
-----------------------------
       Margaret P. MacKimm

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 29th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   John J. Mackowski                   Director
-----------------------------
      John J. Mackowski

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 29th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   James E. Preston                    Director
-----------------------------
       James E. Preston

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Roger N. Farah, Dale W. Hilpert and Gary M. Bahler, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Woolworth Corporation Adoption of the Eastbay, Inc. 1994 Stock Incentive Plan and any and all amendments (including post-effective amendments) to that Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 29th day of January 1997.


         Signature                        Title
         ---------                        -----

/s/   Christopher A. Sinclair             Director
-----------------------------
       Christopher A. Sinclair